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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2001

ISIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125 (Commission File No.)	33-0336973 (IRS Employer Identification No.)

2292 Faraday Avenue
Carlsbad, CA 92008
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (760) 931-9200

Item 5. Other Events.

    On November 26, 2001, Isis Pharmaceuticals, Inc. announced a Collaboration and Co-development Agreement between Isis and OncoGenex Technologies Inc., a Canadian oncology-focused research and development company, for the development and commercialization of OGX-011. The Collaboration combines OncoGenex's proprietary antisense position in inhibitors with Isis' proprietary second-generation antisense chemistry.

Item 7. Exhibits.

10.1*	Collaboration and Co-development Agreement, dated November 16, 2001, between Isis Pharmaceuticals, Inc. and OncoGenex Technologies Inc.
99.1	Press Release dated November 26, 2001.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.
Dated: December 11, 2001	By:	/s/ B. LYNNE PARSHALL B. LYNNE PARSHALL Executive Vice President, Chief Financial Officer and Director

INDEX TO EXHIBITS

10.1*	Collaboration and Co-development Agreement, dated November 16, 2001, between Isis Pharmaceuticals, Inc. and OncoGenex Technologies Inc.
99.1	Press Release dated November 26, 2001.

    * Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS